EXHIBIT 10.8


                       QUESTPOINT CHECK SERVICES AGREEMENT



     SERVICES  AGREEMENT  made as of this  1st day of  August,  1998  (Effective
Date), by and between QuestPoint Check Services, L.P., a Delaware limited partnership (QuestPoint) and Monmouth Community Bank (Customer). In consideration of the payments to be made and services performed under this Agreement and for other good and valuable consideration and intending to be legally bound, QuestPoint and Customer agree as follows:

     1. SERVICES.

     (a) Schedule A and Other Services. QuestPoint agrees to provide to Customer the QuestPoint services which are described in Schedule A (Services). Other services that are not included in Schedule A but which Customer request and QuestPoint agrees to provide shall also be included within the definition of the term Services. QuestPoint may from time to time review and modify the Services, including changing the locations used in providing the Services to improve service efficiency or economy or to comply or enable Customer to comply with applicable federal and state laws, rules and regulations and clearing house rules. QuestPoint will give Customer prior notice of such changes which materially affect Customer's procedures, deliveries or reporting. If Customer desires to make any modifications to the Services, Customer shall notify QuestPoint of such desired modifications and QuestPoint shall promptly deliver to Customer a proposal describing the effect of such modifications on the Services and the fee to Customer for the Services as amended. If Customer accepts QuestPoint's proposal and elects to implement the modifications, the proposal shall be adopted as an amendment to this Agreement.

     (b) Relationship Manager. Each party shall designate an officer to be responsible for the administration of this Agreement on its behalf and the coordination of the performance by the parties of their obligations hereunder. QuestPoint and Customer will cause such respective officers to be available from time to time to confer with each other about this Agreement and the delivery of the Services.

     (c) Exclusivity. During the term of this Agreement, Customer is prohibited from engaging a third party processor other than QuestPoint to provide the Services and is prohibited from performing the Services itself provided, however, that QuestPoint agrees to service the geographic area and processing volumes that require Services.

     (d) Right to Bid. If during the terms of this Agreement Customer acquires an entity which otherwise receives services similar to the Services, Customer shall notify QuestPoint of such acquisition and allow QuestPoint an opportunity to bid on providing the Services to the acquired entity.

     2. CUSTOMER RESPONSIBILITIES AND AUTHORIZATIONS. Customer agrees to perform each of the Customer obligations and responsibilities described in Schedule A. Customer will provide at its own expense all equipment, programs and communication lines necessary to interface to QuestPoint's systems, programs and equipment used from time to time in providing the Services. Customer authorizes QuestPoint to access any postal box maintained by Customer in connection with the Services. If the Services include item collection services, Customer authorizes QuestPoint to supply the bank of first deposit endorsement, any missing endorsement or otherwise endorse or stamp items for collection and take all such action as Customer would be authorized to take to effect collection on behalf of Customer. Customer shall cooperate with QuestPoint in the completion and execution of forms and authorizations as may be necessary to permit QuestPoint to provide the Services. Customer consents to the placement of the QuestPoint logo or graphic symbol on any periodic statements, reports or data displays prepared for Customer as part of the Services.

     3. CHARGES AND PAYMENT TERMS.

     (a) Schedule B and Other Charges. Customer agrees to pay QuestPoint for the Services as provided in Schedule B and as otherwise mutually-agreed for additional and modified Services (Charges). QuestPoint will send Customer invoices on a monthly basis for Services rendered (as for the minimum fee provided in Section 3(b), and Charges billed. Invoices shall be due upon receipt. A service charge at the rate of one and one-half percent (1 1/2%) per month (18% per annum) shall accrue and be payable by Customer on the portion of any invoice that remains unpaid for more than thirty (30) days from the date of the invoice. Customer shall be responsible for payment of all taxes applicable to the Services that are measured directly or indirectly by payments made under this Agreement or that are otherwise required to be collected in connection with the Services, excluding franchise, employment and property taxes and taxes based on the net income of QuestPoint. QuestPoint may invoice Customer for any such taxes for which Customer is responsible. Unless otherwise provided in Schedule B, the Charges on Schedule B may be increased by CPI effective the first anniversary date of this Agreement and anytime thereafter if QuestPoint sends notice of the reasonable and appropriate modifications to the Charges anytime
(i) for changes in the Services required to comply with laws, regulations and clearing house rules or deemed necessary by QuestPoint to improve the Services, and/or (ii) because of increase in costs to QuestPoint of providing the Services provided that any such increase in Charges is in direct proportion to the increase in such costs and QuestPoint provides Customer with documentation demonstrating the increased costs to QuestPoint. Quest agrees to give written notice to Customer of such modifications to the Charges as soon as reasonably practicable.

     (b) Minimum Charge. The minimum monthly Charge shall be $1,500.00, excluding expenses and Other Charges under Schedule B. The minimum monthly charge shall begin three (3) months after the Customer begins receiving Services.

     4. CONFIDENTIALITY. QuestPoint and Customer each agree that all proprietary or confidential information (including, without limitation, any and all QuestPoint intellectual property, pricing information and Services Information, the terms and conditions of this Agreement and Customer information which is designated as confidential) communicated to one party by the other party, whether before or after the date of this Agreement, will be received in confidence, and will not be disclosed by the receiving party, its agents, subcontractors or employees, without prior written consent of the disclosing party, except as may be required by QuestPoint in the performance of the authorities having jurisdiction over Customer or QuestPoint, a business or as may be otherwise be required by law. Each party receiving confidential or proprietary information from the other party shall take all reasonable steps and precautions to ensure that only those of its officers, employees subcontractors and permitted agents with a need to know or a need to have access to such information solely in connection with the performance of this Agreement have access to such information, and that each such person shall keep the information confidential in accordance with the provisions of this Section 4. In no event will Customer divulge any QuestPoint proprietary or confidential information to any competitor of QuestPoint or use it to compete with QuestPoint. The provisions of this
Section 4 shall survive the termination of this Agreement. The Customer acknowledges and agrees that the remedy at law for any breach of the provisions of this Section 4 will be inadequate and that QuestPoint, in addition to any other relief available to it, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

     5. REPRESENTATION AND WARRANTIES.

     (a) Customer represents, warrants and agrees that (i) it has good title and ownership of all checks, cash and other items and information to be collected or received by QuestPoint, (ii) it shall pay, when due, all Charges invoiced by QuestPoint in accordance with this Agreement, (iii) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and that it has all requisite power and authority to enter into this Agreement and [TEXT MISSING]

ALL  WARRANTIES   WITH  RESPECT  TO  THE  AGREEMENT,   SERVICES  AND  QUESTPOINT
INTELLECTUAL PROPERTY, INCLUDING, BUT NOT LIMITED TO, EXPRESS AND IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND ALL WARRANTIES UNDER THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE RELATING TO THE TRANSFER AND PRESENTMENT OF CHECKS AND ITEMS, THE ACCEPTANCE, HANDLING AND PROCESSING OR ANY CHECKS OR OTHER ITEMS UNDER THIS AGREEMENT SHALL NOT CONSTITUTE OR BE CONSTRUED AS THE MAKING OF A WARRANTY OF ANY KIND BY QUESTPONT ON BEHALF OF OR TO CUSTOMER OR TO ANY THIRD PARTY WITH RESPECT TO ANY SUCH CHECKS OR ITEMS.

     6. LIABILITY LIMITATION AND INDEMNITY.

     (a) Customers Remedy. The liability of QuestPoint for any and all actual loss incurred during any Contract Year (as hereinafter defined) will never exceed a total amount equal to the Monthly Average Charge paid to QuestPoint. The term Monthly Average Charge as used in this Section 6(a) shall be determined by totaling the monthly Charges for Customer occurring over the Contract Year immediately preceding the events leading to the actual loss, and dividing such total by 12 (or if 12 months have not yet elapsed after the Effective Date, the monthly average of fees paid to QuestPoint for the months that this Agreement has been in effect following the Effective Date). The monthly Charges used to calculate the Monthly Average Charge shall exclude expenses and Other Charges under Schedule B. Customer shall provide QuestPoint with documentation sufficient to demonstrate any loss actually incurred by Customer and for which Customer seeks damages from QuestPoint and which also demonstrates that the loss was caused by QuestPoint. QuestPoint shall not be responsible for any loss incurred by Customer from a claim that is settled or compromised by Customer without the prior written approval of rights and remedies of Customer with respect to any claim for loss that is paid by

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

QuestPoint. The term Contract Year refers to the twelve (12) month period immediately after the Effective Date and each anniversary date thereafter.

     (b) No Liability for Consequential Damages. In no event will QuestPoint be liable to Customer or to any third party for any indirect, special, punitive, incidental, consequential or compensatory losses, damages, claims or causes of action, including, but not limited to, those arising from loss of data or profits or any other economic loss, even if QuestPoint was aware of the possibility of such damages.

     (c) Liquidated Damages; No Right of Set-Off. The remedies provided for in this Section 6 are liquidated damages and Customer agrees to accept such remedies in full and complete satisfaction of any and all claims or causes of action for losses or damages which it may have against QuestPoint, its affiliates, directors, officers, employees, agents or subcontractors in connection with this Agreement and the Services, at law or in equity. Customer shall not withhold, reduce or adjust any payment required by this Agreement because of any performance-related claim or cause of action.

     (d) Customer Indemnity of QuestPoint. In the event of any breach by Customer of this Agreement or material misrepresentation or omission, Customer agrees to indemnify QuestPoint and hold QuestPoint harmless from any and all damages, claims and/or losses resulting from or related to any such breach or material misrepresentation or omission, including, without limitation, reasonable attorney's fees and expenses, incurred by QuestPoint. Customer agrees to indemnify, defend and hold QuestPoint and its directors, officers, agents and affiliates harmless from and against all damages, liabilities, costs and expenses, including without limitation, reasonable attorneys' fees and expenses, arising from any claim or action by a third party arising out of or with respect to this Agreement or the Services.

     (e) Force Majeure. Notwithstanding anything in this Agreement to the contrary, QuestPoint will not be liable for any failure or delay in performance which is attributable to acts or events (including but not limited to war, conditions or events of nature, civil disturbances, work stoppage, power failures, fires or acts or omissions of the U.S. Postal Service or any other third party, or increases in processing volumes because or mergers, acquisitions, consolidations on other business activities of Customer that exceed the capacity of QuestPoint to handle such volumes) beyond QuestPoint's control. Customer shall use its best efforts to notify QuestPoint promptly of changes in business activities that might cause material fluctuations in processing volumes. Processing volumes in excess of the capacity of QuestPoint shall be processed as mutually-agreed between the parties.

     (f) Customer's sole and exclusive recourse and remedy for any loss shall be as set forth in this Section 6. The indemnification obligations of this Section 6 shall survive the termination of this Agreement.

     7. TERMS AND TERMINATION. This Agreement shall be effective for an initial term of five (5) years beginning on the Effective Date. This Agreement shall automatically renew for additional one (1) year terms provided, however, that either party may terminate this Agreement effective as of the sixty (60) days prior to the end of the then current term. This Agreement may also be terminated immediately (i) by QuestPoint at any time if Customer defaults in the

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

payment ofany Charges, (ii) by either party if the other party breaches a material obligation under this Agreement and such other party fails to substantially cure such default within thirty (30) days after receiving written notice of the default or, for those defaults not capable of cure within thirty
(30) days, fails to promptly commence curing such default within thirty (30) days, (iii) by either party if the other party becomes insolvent or makes an assignment for the benefit of creditors, voluntary or involuntary proceedings are instituted under any bankruptcy or insolvency law against the other party or a receiver or custodian is appointed for the other party, or (iv) by Customer at any time upon at least thirty (30) days prior written notice.

     If this Agreement is terminated by QuestPoint  under Section 7(i),  (ii) or
(iii) above or at the request of Customer under Section 7(iv) above, Customer shall pay QuestPoint an amount equal to the number of months remaining in the then current terms of this Agreement times the greater of (i) eighty percent (80%) times the total amount payable on the invoice with the highest charge in the then current term, or (ii) the minimum charge from Section 3(b). Such amount must be paid before the date of termination and release of any data, tapes or other Customer information. Such payment shall be in addition to and not in lieu of all other amounts due QuestPoint and all costs and expenses reasonably incurred by QuestPoint in connection with such termination (including, without limitation, costs and expenses incurred in winding down and terminating the Services). The termination payment does not apply if the basis for Customer's termination is due to the default of QuestPoint under Section 7(ii) or (iii) above.

     8. ERROR REPORTING. Customer is responsible for promptly (i) reviewing invoices for Charges and other information provided by QuestPoint and (ii) reporting to QuestPoint in writing any errors caused by QuestPoint. In the event of any material error in any report or delay in any transmission by QuestPoint, QuestPoint will correct the report no later than fifteen (15) business days after QuestPoint has received written notice of such error, or in the case of a delay of a transmission, exercise such diligence as the circumstances require. Customer will reimburse QuestPoint for any remedial action taken with respect to any errors caused by Customer, including any error caused by failure to follow QuestPoint's procedures.

     9. NOTICE. For purposes of this Agreement, written notice is sufficient if personally delivered or sent by nationally recognized overnight courier services, or sent by registered or certified mail, postage prepaid, return receipt requested, addressed to either party at the address below (or at such other address a party shall designate by notice to the other party given in accordance with this Section 9). Notice shall be deemed to have been given when received by the addressee in accordance with the mailing method described above or when personally delivered.

     10. OWNERSHIP OF INTELLECTUAL PROPERTY. Except with respect to software licensed by QuestPoint from third parties, QuestPoint owns all right, title and interest, including the copyright in and to any QuestPoint intellectual property used in providing Services and in and to any modification, enhancement or addition to any QuestPoint intellectual property developed in connection with any Services requested by Customer. QuestPoint shall have the right to use any such QuestPoint intellectual property for other customers of QuestPoint. Customers shall have the right to use the intellectual property provided to Customer by QuestPoint, including by way of example software programs and documentation, solely in connection with the Services. Customer agrees that it shall not copy or distribute such

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

intellectual property without the prior written permission of QuestPoint and shall take all reasonable steps to prevent unauthorized access to or reproduction or dissemination of such intellectual property. At the request of QuestPoint, Customer shall return to QuestPoint all intellectual property provided by QuestPoint. The terms of this Section 10 shall survive the termination of this Agreement.

     11. AFFILIATED INSTITUTIONS. QuestPoint shall provide Customer with an addendum for execution by affiliates of Customer that desire to receive and to which QuestPoint agrees to provide Services under this Agreement. Notwithstanding the foregoing, QuestPoint has the right, but not the obligation, to rely solely upon Customer for the satisfaction or performance of this Agreement by the Customer and each Customer affiliate. Each Customer affiliate will also at all times be liable for its share of this amount due for the Services that are allocated to the affiliate and QuestPoint may enforce this Agreement against any affiliate directly for its pro rata share of any amounts due for Services and for any breach thereof.

     12. AUDITS. QuestPoint will allow federal and state governmental and banking authorities having jurisdiction over Customer's business to have access to the records of Customers held by QuestPoint.

     13. GOVERNING LAW, SUBMISSION TO JURISDICTION; VENUE; JURY WAIVER; LIMITATION ON ACTIONS. This Agreement shall be construed, interpreted and enforced in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles. The parties agree that any dispute or claim under this Agreement shall be subject to the jurisdiction of and shall be brought in the courts in Philadelphia, Pennsylvania and each of the parties agrees that service of any process, summons, notice or document by U.S. registered mail or certified mail to the address set forth below (or to any other address given in accordance with the terms of Section 9) shall be effective service of process for any action, suit or proceeding brought against such party in enforcing any rights hereunder. Each of this parties to this Agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby. Customer may not institute any action arising out of the Services or this Agreement more than one (1) year after the occurrence of an incident giving rise to a cause of action.

     14. [INTENTIONALLY OMITTED]

     15. MISCELLANEOUS. This Agreement consists of the terms and conditions set forth in this document and in Schedule A and B, and where added by amendments, any additions, changes or modifications to this Agreement and/or Schedules, each of which shall be duly executed by the parties. Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by it. This Agreement, together with all Schedules, constitutes the complete and entire understanding and agreement between Customer and QuestPoint with respect to the subject matters hereof and supersedes and replaces all prior agreements and understandings, oral and written, with respect to such subject matters. All addenda, appendices, and schedules referred to herein shall be deemed to be incorporated into and made a part of this Agreement. QuestPoint has the right to assign and transfer this Agreement, in whole or in part, to any person or entity. This Agreement shall be binding upon

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

successors and assigns. QuestPoint is not prohibited from subcontracting any of the services provided under this Agreement. If any provision of this Agreement is invalid or unenforceable for any reason, the balance of this Agreement shall remain in effect. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. The section headings of this Agreement are solely for convenience of reference and shall not affect the interpretation of the terms of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement (or have done so in several counterparts, each of which shall be deemed an original) as of the date first above written.

QUESTPOINT CHECK SERVICES, L.P.     MONMOUTH COMMUNITY BANK
                                              (CUSTOMER)



By:  /s/ Lowell Moritz                By: /s/ Hollie Pumosa
     ---------------------------         --------------------------
         Authorized Signature                 Authorized Signature

         Lowell Moritz, V.P.                  Hollie Pumosa, S.V.P

Address:                              Address:

401 Market Street                     627 Second Avenue
Philadelphia, PA  19106               P.O. Box 630
                                      Long Branch, NJ  07740-0630




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

                             QUESTPOINT CHECK SERVICES AGREEMENT
                                          SCHEDULE A
                                           SERVICES

I.   QUESTPOINT IMPLEMENTATION SERVICES

     Implementation Plan. Customer and QuestPoint shall mutually proceed in good faith (I) to promptly develop a detailed plan for the conversion of Customer to the Services selected by Customer, (ii) to define a schedule mutually acceptable to Customer and QuestPoint for the training of Customer's personnel with respect to such conversion and the Services and for implementation and completion of the conversion, and (iii) to define the hours, timing and costs associated with services to be provided by QuestPoint regarding such activities.


II.  DESCRIPTION OF SERVICES


--------------------------- ---------------------------------- -------------------------------
SERVICE                     PRODUCT DESCRIPTION                       SERVICE PROVIDED
                            CHECK PROCESSING
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Inclearing                  Items received from external       The preparation of work for
Intercept                   sources and transmitted to the     the reader-sorter area.  The
                            respective client institution to   capture and exception pass
                            be incorporated into their         through the reader-sorter
                            posting process (on-us items).     settlement of the passes.
                            Inclearing items can be received   The remaining item passes
                            from FRB, Clearinghouses, Direct   required would be related to
                            Presentment and Same-Day           cycle, serial and account
                            Presentment                        sorting are not included.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Proof Encoded               Items received through a           Includes the batching of work
                            customer's branch which require    for encoding, encoding of
                            MICR encoding of amount or         item, adjustments.
                            account number.  Items requiring
                            encoding, balancing of checks,
                            deposit tickets, coupons and
                            internal documents.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Proof Corrections           A product of the proof encoding    The creation of the
                            function.  The creation of the     accounting entry to the
                            accounting entry for deposits      customer's accounting system
                            which do not settle to the         and the mail advise to the
                            deposit ticket provided            customer's client.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------


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


--------------------------- ---------------------------------- -------------------------------
SERVICE                     PRODUCT DESCRIPTION                       SERVICE PROVIDED
                            CHECK PROCESSING
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Capture/POD                 Subsequent to POD processing,      Items will be processed
                            encoded items will be processed    through high-speed reader
                            via high speed reader sorters.     sorters.  MICR data and the
                            MICR Data will be captured for     concurrent sorting and
                            further processing,                microfilming of items will
                            microfilming, audit and tracing    occur.  Items will be
                                                               appropriately edited,
                                                               checked, settled and
                                                               transmitted.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Return Item Processing      Items drawn on a customer which    After exception processing
                            have not been charged to the       polls occur and a payment
                            drawn-on account and will be       decision is made, the
                            returned to the Bank of First      processing of the item by
                            Deposit                            identifying the BOFD.  This
                                                               service does not include
                                                               notification.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Qualify Returns             The preparation of an item for     Prior to the return of the
                            the Return process.                check to the BOFD, a MICR
                                                               strip is attached to each
                                                               item.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Chargebacks                 Items deposited by customer's      Upon receipt, each item is
                            client which have been presented   charged to the account number
                            to the paying institution on       endorsed on the back of the
                            which payment have been declined.  check.  The mail advice is created by the Customer's
                                                               host system.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Cycle Sort                  The capture and sorting of a       The sorting of a customer
                            customer's bulk file items into    on-us items into their
                            cycle order.  Items are bulk       appropriate bulk file
                            filed daily.  Does not include     statement sequence as defined
                            the out of pocket transportation   by the customer.
                            charges.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Statement Mail              Includes the receipt of customer   Printing of statement,
                            formatted demand files, the        orientation of checks to
                            matching of checks to the          statement, stuffing of
                            financial data, and the            statement and checks into the
                            enclosing, monitoring and          envelopes, postage will be
                            mailing of customer's statement.   applied and prepared for
                                                               mailing.  (Postage is not
                                                               included).
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------


--------------------------- ---------------------------------- -------------------------------
SERVICE                     PRODUCT DESCRIPTION                       SERVICE PROVIDED
                            CHECK PROCESSING
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Statement Enclosure         The sorting of a customer's        Upon receipt of a customer
                            checks into account number on      statement file, items will be
                            the appropriate cycle day. In a    sorted into account number
                            non-bulkfile environment, this     order within the appropriate
                            may be daily.  If items are        days statement.
                            delivered to the client, does
                            not include the out-of-pocket
                            transportation charges.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Statement Filming           The creation of a microfilm copy   During the Statement
                            of checks sorted for each          Enclosure process, each check
                            cycle.  Items are microfilmed as   sorted will be microfilmed as
                            part of the Statement Enclosure    the item is sorted into
                            process.                           account number sequence.  A
                                                               copy of microfilm will be
                                                               provided to the customer.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Other Mail                  The insertion, metering and        Printed notices and forms
                            mailing of other forms or          will be delivered to the
                            notices into the appropriate       appropriate location.  Items
                            customers envelope.                will be enclosed, postage
                                                               applied and prepared for
                                                               mailing (Postage is not
                                                               included).
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Exception Item Process      Items which the customer           Sending actual items to
                            identifies as exception items      customer and getting item
                            and require review prior to the    back from customer once
                            finalizing of payment.  Items      decision is made.
                            which contribute to demand
                            deposit overdraft, uncollected
                            funds, items on which customer's
                            client has issued stop payment
                            orders, items which cannot be
                            posted for other reasons.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Item Retrieval              The retrieval of an original       The manual retrieval of the
                            item from either bulk file or      physical check from the check
                            account sorted files.              files.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Photo copies                The retrieval and mailing of a     Includes locating the item on
                            photocopy of a requested check     microfilm and sending a copy
                            to the customer or their client.   to the customer or their
                                                               client.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------


--------------------------- ---------------------------------- -------------------------------
SERVICE                     PRODUCT DESCRIPTION                       SERVICE PROVIDED
                            CHECK PROCESSING
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Warehousing (60 Days)       The storage of a customer's        Storage of physical checks
                            checks for the specified period    for a period of time.  The
                            of time.  Items are destroyed      time period of safekeeping
                            after the appropriate retention    varies.  Each customer
                            period expires.                    requirements will be
                                                               defined.  Includes all items
                                                               60 day under & over.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Warehousing                 The storage of a customer's        Storage of physical checks
(Over 60 Days)              checks for the specified period    for a period of time.  The
                            of time.  Items are destroyed      time period of safekeeping
                            after the appropriate retention    varies.  Each customers
                            period expires.                    requirements will be
                                                               defined.  Includes all items
                                                               60 day under & over.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Postage                     The actual postage expense         The assignment of the
                            affixed as part of the mailing     appropriate postage expense
                            of customers statements.           to a client's statement
                                                               envelope.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
OTC Integration             On-us Items cashed over the        The integration into the
                            teller window or received as       appropriate bulk tile or
                            over the counter deposits which    account filed position of
                            are delivered by the customer      on-us items received as over
                            for off-line processing.           the counter items.
--------------------------- ---------------------------------- -------------------------------
--------------------------- ---------------------------------- -------------------------------
Statement Envelopes         The utilization of a generic       The use of a generic
                            statement envelope supplied in     statement envelope as part of
                            lieu of the customers specific     the statement enclosing
                            statement envelope.                process.
--------------------------- ---------------------------------- -------------------------------

                                            * * *

     IT WITNESS WHEREOF, the undersigned parties hereby acknowledge and agree that this Schedule A is a part of and incorporated by reference in the QuestPoint Services Agreement between the parties dated August 1, 1998 and the parties have executed this Schedule A (or have done so in several counterparts, each of which shall be deemed an original) as of such date.



QUESTPOINT CHECK SERVICES, L.P.     MONMOUTH COMMUNITY BANK
                                    (CUSTOMER)



By:     /s/ Lowell Moritz               By:    /s/ Hollie Pumosa
   ------------------------------       -----------------------------------
        Authorized Signature                       Authorized Signature
        Lowell Moritz, V.P.                        Hollie Pumosa, S.V.P.

                       QUESTPOINT CHECK SERVICES AGREEMENT
                                   SCHEDULE B
                         CHARGES FOR QUESTPOINT SERVICES

I. SERVICE CHARGES. Customer agrees to pay QuestPoint for the Service as follows:

        A.   QUESTPOINT IMPLEMENTATION SERVICES

             One time fee of $10,000.

        B.   QUESTPOINT SERVICES

------------------------------------------------- ----------------------------
                                                   Unit Price
                                                   ----------
------------------------------------------------- ----------------------------
POD SERVICES
------------
------------------------------------------------- ----------------------------
    Proof of Transit (Image Capture)                  0.04500
------------------------------------------------- ----------------------------
    Proof of Deposit (Image Capture)                  0.05000
------------------------------------------------- ----------------------------
    Proof Corrections                                 1.00000
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
INCLEARING SERVICES
-------------------
------------------------------------------------- ----------------------------
    Inclearing Intercept (Image Capture)              0.02250
------------------------------------------------- ----------------------------
    Exception Item Process (per day)                 20.00000
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
RETURN PROCESSING
-----------------
------------------------------------------------- ----------------------------
    Return Item Processing (NSF)                      2.25000
------------------------------------------------- ----------------------------
    Quality Returns                                   0.40000
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
IMAGE STATEMENTING
------------------
------------------------------------------------- ----------------------------
    Statement Mail (per account)                      0.06000
------------------------------------------------- ----------------------------
    Laser Print (per page)                            0.08500
      Includes Printing, Form &
        Customer Logo
------------------------------------------------- ----------------------------
    Statement Envelope (per envelope)                 0.02000
------------------------------------------------- ----------------------------
    Statement Filming                                 0.00180
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
CONVENTIONAL STATEMENTING
-------------------------
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
    Statement Mail (per account)                      0.06000
------------------------------------------------- ----------------------------
    Laser Print (per page)                            0.02000
------------------------------------------------- ----------------------------
    Check Inserts                                     0.01250
------------------------------------------------- ----------------------------
    Other Inserts (first insert is free)              0.01000
------------------------------------------------- ----------------------------
    Cycle Sort                                      No Charge
------------------------------------------------- ----------------------------
    Account Sort                                      0.01250
------------------------------------------------- ----------------------------
    Customer Logo (as required)                       0.00500
------------------------------------------------- ----------------------------
    Statement Filming                                 0.00180
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
CHECK DISTRIBUTION SERVICES
---------------------------
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
    Cycle Sort                                        0.00750
------------------------------------------------- ----------------------------
    Statement Enclosure/Item                          0.01250
------------------------------------------------- ----------------------------
    Serial Sorting                                    0.02000
------------------------------------------------- ----------------------------
    Warehouse (60 Days)                             No charge
------------------------------------------------- ----------------------------
    Warehouse (>60 Days/Month)                      25.00000
------------------------------------------------- ----------------------------
    Item Retrieval                                    1.50000
------------------------------------------------- ----------------------------
    Remote Banker (monthly)                       300.00000
------------------------------------------------- ----------------------------
    OTC Integration/Item                              0.01000
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
OTHER SERVICES
---------------
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
    Check Photocopy (per item)                        1.50000
------------------------------------------------- ----------------------------
    Postage                                        Usage
------------------------------------------------- ----------------------------
    Facsimile                                         1.50000
------------------------------------------------- ----------------------------
    Transportation from FED NY to Westmont           15.00000
------------------------------------------------- ----------------------------
    Transportation from Westmont to FED Phil          5.00000
------------------------------------------------- ----------------------------
    CD ROM                                           14.00000
------------------------------------------------- ----------------------------
    Cycle Sort for Image Statements                 No Charge
------------------------------------------------- ----------------------------
    CD Viewing software per workstation              25.00000
------------------------------------------------- ----------------------------
    GE Sorting                                        0.02000
------------------------------------------------- ----------------------------
    Other Mail                                        0.04000
------------------------------------------------- ----------------------------

     C. OTHER CHARGES. The Charges for the following are subject to change at any time.

     (1) Delivery and Mailing Costs. All costs, expenses and charges attributable to (i) the sorting, mailing and/or transmission of Reports or other output to Customer or its designees, and (ii) the transportation, transmission or delivery of Reports, and other materials between the facilities of QuestPoint at which the Services are provided and the designated pick-up locations and delivery points of Customer (other than routine courier services to the extent included in the Standard Services).

     (2) Customer Requests. All costs, expenses and charges incurred by QuestPoint at Customer's request, including costs, expenses and charges attributable to travel, photocopy and data and record storage and retrieval, to the extent such costs, expenses and charges may be billed by QuestPoint.

     (3) Statements. All costs, expenses and charges attributable to the supplies and postage use, purchased or incurred in the preparation and mailing of periodic statements to customers of Customer, including paper stock, envelopes, inserts and postage.

     (4) Clearing Charges. All Federal Reserve Bank, clearing house, regulatory agency and other third-party clearing charges, and all costs, expenses and charges attributable to such charges.

     (5) Communication Lines. All costs, expenses and charges attributable to the provision and maintenance of the communications lines utilized in providing the Services to Customer.

     (6) Software, Hardware and Other Equipment. The charges, costs and expenses for software licensing and customization, hardware and other equipment. The rate for computer programmer services is $125.00 per hour for the first year of the Agreement term. Thereafter, the rate for computer programmer services may be increased at a rate not to exceed the percentage increase in the Consumer Price Index over the prior year as reported by the U.S. Department of Labor Bureau of Labor Statistics for All Items for All Urban Consumers.

     (7) Expense Reimbursement. Reasonable travel and other out-of-pocket expenses that are actually incurred with respect to the implementation services, training and performance of the services.

                                      * * *

     IT WITNESS WHEREOF, the undersigned parties hereby acknowledge and agree that this Schedule B is a part of and incorporated by reference in the QuestPoint Services Agreement between the parties dated August 1, 1998 and the parties have executed this Schedule B (or have done so in several counterparts, each of which shall be deemed an original) as of such date.



QUESTPOINT CHECK SERVICES, L.P.     MONMOUTH COMMUNITY BANK
                                    (CUSTOMER)



By:     /s/ Lowell Moritz                By:  /s/ Hollie Pumosa
     ---------------------------         --------------------------------
            Authorized Signature              Authorized Signature

            Lowell Moritz, V.P.               Hollie Pumosa, S.V.P.